UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2017

CLEARBRIDGE

INTERNATIONAL GROWTH FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge International Growth Fund for the twelve-month reporting period ended October 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2017

II	ClearBridge International Growth Fund

Investment commentary

Economic review

Economic activity in the U.S. improved during the twelve months ended October 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 1.8% and 1.2%, as revised, for the fourth quarter of 2016 and the first quarter of 2017, respectively. Second quarter 2017 GDP growth then accelerated to 3.1%. Finally, the U.S. Department of Commerce’s second estimate for third quarter 2017 GDP growth — released after the reporting period ended — was 3.3%. Stronger growth was attributed to a number of factors, including positive contributions from personal consumption expenditures, private inventory investment, nonresidential fixed investment and exports. These factors were partly offset by a decrease in imports.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on October 31, 2017, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This represented the lowest unemployment rate since December 2000. The percentage of longer-term unemployed fluctuated during the reporting period. However, in October 2017, 24.8% of Americans looking for a job had been out of work for more than six months, the same as when the period began.

Turning to the global economy, in its October 2017 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The pickup in growth projected in the April 2017 World Economic Outlook is strengthening. The global growth forecast for 2017 and 2018 — 3.6 percent and 3.7 percent, respectively — is 0.1 percentage point higher in both years than in the April [2017] and July [2017] forecasts. Notable pickups in investment, trade, and industrial production, coupled with strengthening business and consumer confidence, are supporting the recovery.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 2.1%, versus 1.8% in 2016. Japan’s economy is expected to expand 1.5% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.6% in 2017, versus 4.3% in 2016.

Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. At its meeting that concluded on July 26, 2017, the Fed kept rates on hold, as expected. At its meeting that concluded on September 20, 2017, the Fed again kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” Finally, at its meeting that ended on November 1, 2017, after the reporting period ended, the Fed maintained the federal funds

ClearBridge International Growth Fund	III

Investment commentary (cont’d)

rate in the target range of 1.00% to 1.25%, but left open the possibility of another rate hike in December 2017.

Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. In March 2016, the European Central Bank (“ECB”)v announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. In December 2016, the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Finally, in October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare their purchases to €30 billion-per-month. However, the ECB did not change its key interest rates. In other developed countries, in August 2016, the Bank of England (“BoE”)vi lowered interest rates from 0.50% to 0.25%, a new record low. After holding rates steady during the reporting period, on November 2, 2017, after the period ended, the BoE raised rates from 0.25% to 0.50% — the first increase since July 2007. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	ClearBridge International Growth Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. The Fund normally invests primarily in common stocks of foreign companies that, in our opinion, appear to offer above average growth potential and trade at a significant discount to our assessment of their intrinsic value. Intrinsic value, in our view, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company’s ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Fund may invest in common stocks of foreign companies of any size located throughout the world. We consider foreign companies to include those organized, headquartered or with substantial operations outside of the United States. However, the Fund is not precluded from purchasing stocks of U.S. companies. These companies may be located, or have substantial operations, in emerging markets, provided that the Fund will normally not invest more than 10% of its net assets, at the time of purchase, in securities of companies domiciled in emerging markets. The Fund’s policy is to remain substantially invested in common stocks or securities convertible into or exchangeable for common stock. Any income realized will be incidental to the Fund’s objective.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve-month reporting period ended October 31, 2017, international markets were strongly higher, with developed markets in Europe, Asia Ex-Japan and emerging markets leading the way. The U.K. and Japan, meanwhile underperformed, yet still delivered solid double-digit gains during the period. Central banks outside the U.S. continued their accommodative stance in an effort to spur inflation and growth; however, yields began to rise on signs that the global economy was entering a period of synchronized growth. Election results in Europe quelled fears of populist factions threatening to break up the European Union (“EU”), with results in France and Germany particularly supportive of a pro-EU agenda.

The reporting period saw increasing investor flows into international equities. Strong performance was driven by both local market results and positive currency movements. The European Central Bank’s (“ECB”)i accommodative stance is too loose for countries in Northern Europe, where inflationary pressures are building. The gross domestic product (“GDP”)ii growth differential between eurozone economies and the U.S. has also diminished, providing additional support to the euro. Japan was the last country to join the major developed regions in monetary stimulus. The Bank of Japaniii is likely to stay on its current course and will be the last central bank to end quantitative easing.

Local market equity returns were strong during the reporting period. European stocks in particular performed well, as economic fundamentals continued to strengthen. Rising inflation expectations, relative undervaluation of stocks, and strong earnings and upward revisions were also major contributors to performance. Furthermore, a key remaining potential trouble spot — Italy — made progress shoring up its banking system.

ClearBridge International Growth Fund 2017 Annual Report	1

Fund overview (cont’d)

In other regions, Japan has seen an upswing in earnings growth, but with uncertain durability. There are changes at hand that could benefit the economy, such as their guest worker program, which will allow an increasing number of foreigners and reduce labor shortages. The country’s mindset about profitability and corporate governance continues to improve.

Emerging markets and the more commodity-exposed countries of Australia and Canada, meanwhile, were dependent on China’s economic performance and demand for their products. A transition to a more consumption led economy in China has caused the market there to stabilize and begin to recover. China remains on track for firm GDP growth and we believe its debt problems, while not trivial, are less of an issue, as the focus turns to reforming state-owned enterprises, financial reform and environmental repair. Oil price declines have impacted the more oil-sensitive emerging markets countries, but overall growth expectations for emerging markets broadly have increased.

Q. How did we respond to these changing market conditions?

A. As international growth investors, we think opportunities continue to present themselves across our defined growth spectrum: emerging, secular and structural. Our investment process is built around identifying high-quality growth stocks that are underappreciated by the market, and we expect our performance to be the outcome of bottom-up stock selection, rather than macro variables.

The Financials sector was one of the largest exposures, and continued to provide compelling long-term growth opportunities during the year. New addition Aflac is illustrative of the traits we look for — established, superior business models; underappreciated growth prospects; margin expansion; and long-term compounding of capital returns. Aflac’s predominant business is selling supplemental life and health insurance products in Japan while it also has a U.S. supplemental insurance business. The company’s renewed focus on health insurance and a revamped sales compensation structure in the U.S. should lead to better organic growth. A change in its corporate subsidiary structure should also free up additional capital to fund share repurchases.

We have added selectively to European financials after many years of depressed earnings stemming from interest rate declines and regulatory demands. This led to numerous high-quality European financials trading at weakened valuations; but our view is that with faster economic growth and an uptick in the yield curveiv, solid step-ups in earnings are possible for some European banks through loan growth and rising interest rates. Intesa Sanpaolo an Italian bank we added during the year, fits our criteria. It has been undervalued and underappreciated, and should be poised to benefit from improving economic growth in Italy and in the broader eurozone.

To identify promising investment opportunities, we also dedicate significant research resources to studying what we view as important long-term growth trends in the global economy. Disruption is a theme we think about continually. The year was notable for the breadth of events and announcements related to electric cars, trucks and buses from all the major original equipment manufacturers (“OEM”) globally. Clearly a continued shift to electric vehicles (“EVs”) would

2	ClearBridge International Growth Fund 2017 Annual Report

require significant investments along the entire supply chains of battery materials, electric motors and power electronics among others. We have identified several undervalued high-quality companies that benefit from growth driven by EVs. Sociedad Quimica Y Minera de Chile is a leading low-cost producer of lithium compounds for rechargeable batteries. Another holding, Belgian company Umicore, is a technology leader in production of cathode materials used in rechargeable batteries that announced plans to substantially boost capacity in cathodes to meet demand from Asian manufacturers. Another new holding, Aumann, is a German-based manufacturer of specialized machinery that automates the assembly of electric motors. Vehicle manufacturers need to purchase and install Aumann manufacturing lines long before actual EV models are introduced to the market.

Performance review

For the twelve months ended October 31, 2017, Class C shares of ClearBridge International Growth Fund, excluding sales charges, returned 31.75%. The Fund’s unmanaged benchmark, the MSCI EAFE Indexv returned 23.44% for the same period. The Lipper International Multi-Cap Growth Funds Category Average1 returned 24.19% over the same time frame.

Performance Snapshot as of October 31, 2017 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge International Growth Fund:
Class A	18.59%	32.75%
Class C	18.14%	31.75%
Class FI	18.62%	32.76%
Class R	18.44%	32.43%
Class I	18.75%	33.07%
MSCI EAFE Index	10.74%	23.44%
Lipper International Multi-Cap Growth Funds Category Average[1]	12.60%	24.19%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 510 funds for the six-month period and among the 492 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

ClearBridge International Growth Fund 2017 Annual Report	3

Fund overview (cont’d)

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2017, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class R and Class I shares were 1.30%, 2.09%, 1.33%, 1.61% and 1.04%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class FI shares, 1.40% for Class R shares and 0.90% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. For the reporting period, on an absolute basis, the Fund had positive returns in nine out of ten sectors (out of eleven sectors in total), with the greatest contributions to returns coming from the Information Technology (“IT”) and Financials sectors.

Relative to the benchmark, overall stock selection and sector allocation effects contributed to the Fund’s relative performance. In particular, stock selection in the IT, Financials, Health Care and Industrials sectors contributed to relative returns. Meanwhile, an overweight allocation to the IT sector also contributed to relative performance. In terms of individual stocks, Shiseido Company, Ltd., Alibaba Group Holding Ltd., London Stock Exchange Group plc, ASML Holding NV and Temenos Group AG contributed the most to absolute returns.

From a regional perspective, stock selection in Europe Ex-UK, Emerging Markets and the U.K. was a significant contributor to performance.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, stock selection in the Energy and Consumer Discretionary sectors and an overweight allocation to Consumer Staples detracted from relative returns for the reporting period. In terms of individual positions, Pandora A/S, Fomento Economico Mexicano SAB, Shimano Inc., ONO Pharmaceutical Co., Ltd. and Eisai Co., Ltd. detracted from returns.

From a regional perspective, stock selection in Asia Ex Japan and an overweight allocation to Emerging Markets detracted from performance.

4	ClearBridge International Growth Fund 2017 Annual Report

Q. Were there any significant changes to the Fund during the reporting period?

A. Overall, the Fund made a number of new purchases and sales. The largest purchases included Aflac Inc., Intesa Sanpaolo S.p.A., Adient plc, Umicore and Direct Energie Meanwhile, some of the largest positions we sold included Pandora A/S, Ferguson PLC, Schlumberger NV, AXA SA and Taiwan Semiconductor Manufacturing Co.

Thank you for your investment in the ClearBridge International Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Michael Testorf, CFA

Portfolio Manager

ClearBridge, LLC

Elisa Mazen

Portfolio Manager

ClearBridge, LLC

Pawel Wroblewski, CFA

Portfolio Manager

ClearBridge, LLC

Thor Olsson

Portfolio Manager

ClearBridge, LLC

November 20, 2017

RISKS: Equity securities are subject to market and price fluctuations. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. As a non- diversified fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Growth stocks as a group can be more volatile than value stocks and may be out of favor and underperform the overall equity market while the market concentrates on value stocks. The Fund may focus its investments in certain companies, industries or market sectors, increasing its

ClearBridge International Growth Fund 2017 Annual Report	5

Fund overview (cont’d)

vulnerability to market volatility. The Fund may engage in derivative transactions, which involve special risks and costs and may increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2017 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Shiseido Co., Ltd. (4.1%), ASML Holding NV (3.6%), SAP SE (3.1%), Nestle SA, ADR (3.1%), FANUC Corp. (3.1%), Rentokil Initial PLC (3.0%), Diageo PLC, ADR (2.9%), ICON PLC (2.9%), Temenos Group AG, Registered Shares (2.8%) and London Stock Exchange Group PLC (2.6%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2017 were: Information Technology (19.6%), Industrials (17.2%), Financials (16.9%), Consumer Staples (14.9%) and Consumer Discretionary (10.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii

The Bank of Japan (“BoJ”) is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

6	ClearBridge International Growth Fund 2017 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2017 and October 31, 2016. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge International Growth Fund 2017 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2017 and held for the six months ended October 31, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	18.59%	$1,000.00	$1,185.90	1.15%	$6.34	Class A	5.00%	$1,000.00	$1,019.41	1.15%	$5.85
Class C	18.14	1,000.00	1,181.40	1.90	10.45	Class C	5.00	1,000.00	1,015.63	1.90	9.65
Class FI	18.62	1,000.00	1,186.20	1.15	6.34	Class FI	5.00	1,000.00	1,019.41	1.15	5.85
Class R	18.44	1,000.00	1,184.40	1.40	7.71	Class R	5.00	1,000.00	1,018.15	1.40	7.12
Class I	18.75	1,000.00	1,187.50	0.90	4.96	Class I	5.00	1,000.00	1,020.67	0.90	4.58

8	ClearBridge International Growth Fund 2017 Annual Report

[1]	For the six months ended October 31, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

ClearBridge International Growth Fund 2017 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 10/31/17	32.75%	31.75%	32.76%	32.43%	33.07%
Five Years Ended 10/31/17	13.14	12.30	13.14	12.85	13.43
Ten Years Ended 10/31/17	N/A	1.00	1.77	1.50	2.04
Inception* through 10/31/17	15.23	—	—	—	—

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 10/31/17	25.13%	30.75%	32.76%	32.43%	33.07%
Five Years Ended 10/31/17	11.81	12.30	13.14	12.85	13.43
Ten Years Ended 10/31/17	N/A	1.00	1.77	1.50	2.04
Inception* through 10/31/17	14.45	—	—	—	—

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/3/09 through 10/31/17)	245.43%
Class C (10/31/07 through 10/31/17)	10.51
Class FI (10/31/07 through 10/31/17)	19.18
Class R (10/31/07 through 10/31/17)	16.09
Class I (10/31/07 through 10/31/17)	22.39

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, R and I shares are February 3, 2009, April 17, 1995, January 29, 2004, December 28, 2006 and March 4, 2004, respectively.

10	ClearBridge International Growth Fund 2017 Annual Report

Historical performance

Value of $10,000 invested in

Class C Shares of ClearBridge International Growth Fund vs. MSCI EAFE Index† — October 2007 - October 2017

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class C shares of ClearBridge International Growth Fund on October 31, 2007, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2017. The hypothetical illustration also assumes a $10,000 investment in the MSCI EAFE Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C shares performance indicated on this chart, depending on whether greater or lower sales charges and fees were incurred by shareholders investing in the other classes.

Effective December 31, 2015, the Fund’s global growth strategy was replaced with an international growth strategy, and the Fund changed its name from ClearBridge Global Growth Trust to ClearBridge International Growth Fund. The Fund’s past performance would have been different if the Fund was managed using the current investment strategy for the entire period.

ClearBridge International Growth Fund 2017 Annual Report	11

Schedule of investments

October 31, 2017

ClearBridge International Growth Fund

Security	Shares	Value
Common Stocks — 96.6%
Consumer Discretionary — 10.7%
Auto Components — 2.4%
Adient PLC	59,059	$4,982,217
Internet & Direct Marketing Retail — 1.5%
ASOS PLC	41,028	3,103,543	*(a)
Leisure Products — 1.2%
Shimano Inc.	18,265	2,486,156	(a)
Media — 0.2%
PANTAFLIX AG	2,420	460,190	*(a)
Specialty Retail — 1.2%
Industria de Diseno Textil SA	70,914	2,650,740	(a)
Textiles, Apparel & Luxury Goods — 4.2%
adidas AG	10,358	2,305,047	(a)
Burberry Group PLC	123,500	3,119,079	(a)
LVMH Moet Hennessy Louis Vuitton SE	11,360	3,390,288	(a)
Total Textiles, Apparel & Luxury Goods		8,814,414
Total Consumer Discretionary		22,497,260
Consumer Staples — 14.9%
Beverages — 5.5%
Coca-Cola Amatil Ltd.	372,129	2,328,694	(a)
Coca-Cola Bottlers Japan Inc.	88,500	3,097,273	(a)
Diageo PLC, ADR	45,159	6,187,235
Total Beverages		11,613,202
Food Products — 3.1%
Nestle SA, ADR	78,002	6,570,109
Household Products — 1.2%
Reckitt Benckiser Group PLC	28,340	2,534,701	(a)
Personal Products — 5.1%
Kao Corp.	33,000	1,995,366	(a)
Shiseido Co., Ltd.	210,560	8,663,613	(a)
Total Personal Products		10,658,979
Total Consumer Staples		31,376,991
Energy — 1.9%
Oil, Gas & Consumable Fuels — 1.9%
Suncor Energy Inc.	121,057	4,109,989
Financials — 16.9%
Banks — 8.2%
Erste Group Bank AG	127,158	5,463,314	*(a)
ING Groep NV	195,394	3,608,639	(a)

See Notes to Financial Statements.

12	ClearBridge International Growth Fund 2017 Annual Report

ClearBridge International Growth Fund

Security	Shares	Value
Banks — continued
Intesa Sanpaolo SpA	1,506,200	$5,063,577	(a)
KBC Group NV	38,770	3,220,981	(a)
Total Banks		17,356,511
Capital Markets — 4.0%
Hong Kong Exchanges & Clearing Ltd.	104,677	2,915,235	(a)
London Stock Exchange Group PLC	111,829	5,585,280	(a)
Total Capital Markets		8,500,515
Diversified Financial Services — 1.0%
ORIX Corp.	117,200	2,019,256	(a)
Insurance — 3.7%
AFLAC Inc.	61,244	5,137,759
Ping An Insurance Group Co. of China Ltd., Class H Shares	309,000	2,713,799	(a)
Total Insurance		7,851,558
Total Financials		35,727,840
Health Care — 7.8%
Health Care Equipment & Supplies — 2.3%
Hoya Corp.	89,579	4,841,646	(a)
Health Care Providers & Services — 0.9%
Terveystalo OYJ	160,000	1,919,672	*(b)
Life Sciences Tools & Services — 2.8%
ICON PLC	50,800	6,038,088	*
Pharmaceuticals — 1.8%
Allergan PLC	7,450	1,320,364
Novo Nordisk A/S, ADR	48,700	2,424,773
Total Pharmaceuticals		3,745,137
Total Health Care		16,544,543
Industrials — 17.2%
Airlines — 1.7%
Ryanair Holdings PLC, ADR	32,585	3,653,104	*
Building Products — 0.9%
Munters Group AB	218,855	1,814,564	*(a)(b)
Commercial Services & Supplies — 3.1%
Rentokil Initial PLC	1,442,208	6,428,901	(a)
Electrical Equipment — 2.7%
Nidec Corp.	24,000	3,176,838	(a)
Vestas Wind Systems A/S	13,837	1,219,904	(a)
Voltabox AG	41,500	1,394,162	*
Total Electrical Equipment		5,790,904

See Notes to Financial Statements.

ClearBridge International Growth Fund 2017 Annual Report	13

Schedule of investments (cont’d)

October 31, 2017

ClearBridge International Growth Fund

Security	Shares	Value
Industrial Conglomerates — 1.6%
CK Hutchison Holdings Ltd.	273,000	$3,467,781	(a)
Machinery — 4.8%
Atlas Copco AB, Class B Shares	64,000	2,534,945	(a)
Aumann AG	11,600	1,076,380	*(a)(b)
FANUC Corp.	27,562	6,461,721	(a)
Total Machinery		10,073,046
Road & Rail — 2.4%
Canadian Pacific Railway Ltd.	29,259	5,074,681
Total Industrials		36,302,981
Information Technology — 19.6%
Electronic Equipment, Instruments & Components — 2.1%
Comet Holding AG, Registered Shares	10,552	1,659,731	*(a)
Keyence Corp.	4,850	2,683,319	(a)
Total Electronic Equipment, Instruments & Components		4,343,050
Internet Software & Services — 3.6%
Alibaba Group Holding Ltd., ADR	23,891	4,417,207	*
China Literature Ltd.	57	406	*(a)(b)(c)
Tencent Holdings Ltd.	72,100	3,247,533	(a)
Total Internet Software & Services		7,665,146
IT Services — 1.4%
Amadeus IT Group SA	43,988	2,984,116	(a)
Semiconductors & Semiconductor Equipment — 4.9%
ASML Holding NV	42,189	7,611,117	(a)
Broadcom Ltd.	10,816	2,854,451
Total Semiconductors & Semiconductor Equipment		10,465,568
Software — 7.6%
Check Point Software Technologies Ltd.	23,990	2,823,863	*
SAP SE	58,450	6,649,212	(a)
Temenos Group AG, Registered Shares	50,511	5,834,650	*(a)
WANdisco PLC	62,000	666,994	*(a)
Total Software		15,974,719
Total Information Technology		41,432,599
Materials — 6.1%
Chemicals — 3.8%
Givaudan SA, Registered Shares	1,405	3,137,312	(a)
Sociedad Quimica y Minera de Chile SA, ADR	25,511	1,524,027
Umicore SA	77,690	3,474,213	(a)
Total Chemicals		8,135,552

See Notes to Financial Statements.

14	ClearBridge International Growth Fund 2017 Annual Report

ClearBridge International Growth Fund

Security		Shares	Value
Containers & Packaging — 1.3%
Amcor Ltd.		217,762	$2,642,174	(a)
Metals & Mining — 1.0%
Vale SA, ADR		206,553	2,022,154
Total Materials			12,799,880
Utilities — 1.5%
Electric Utilities — 1.5%
Direct Energie SA		70,984	3,267,692	(a)
Total Common Stocks (Cost — $203,040,801)			204,059,775
Preferred Stocks — 1.2%
Health Care — 1.2%
Health Care Equipment & Supplies — 1.2%
Sartorius AG (Cost — $2,431,641)		28,030	2,615,953	(a)
Total Investments before Short-Term Investments (Cost — $205,472,442)			206,675,728

	Rate
Short-Term Investments — 2.6%
State Street Institutional Treasury Money Market Fund, Premier Class (Cost — $5,470,479)	0.939%	5,470,479	5,470,479
Total Investments — 100.4% (Cost — $210,942,921)			212,146,207
Liabilities in Excess of Other Assets — (0.4)%			(846,774)
Total Net Assets — 100.0%			$211,299,433

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)	Security is valued using significant unobservable inputs (See Note 1).

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

ClearBridge International Growth Fund 2017 Annual Report	15

Schedule of investments (cont’d)

October 31, 2017

ClearBridge International Growth Fund

Summary of Investments by Country** (unaudited)
Japan	16.7%
United Kingdom	13.0
United States	9.6
Switzerland	8.1
Germany	6.8
Netherlands	5.3
China	4.9
Canada	4.3
Belgium	3.2
France	3.1
Hong Kong	3.0
Spain	2.7
Austria	2.6
Italy	2.4
Australia	2.3
Sweden	2.1
Ireland	1.7
Denmark	1.7
Israel	1.3
Brazil	1.0
Finland	0.9
Chile	0.7
Short-Term Investments	2.6
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2017 and are subject to change.

See Notes to Financial Statements.

16	ClearBridge International Growth Fund 2017 Annual Report

Statement of assets and liabilities

October 31, 2017

Assets:
Investments, at value (Cost — $210,942,921)	$212,146,207
Foreign currency, at value (Cost — $7)	7
Receivable for securities sold	5,866,216
Receivable for Fund shares sold	3,749,474
Dividends and interest receivable	306,758
Prepaid expenses	35,621
Other assets	122,792
Total Assets	222,227,075

Liabilities:
Payable for securities purchased	10,354,607
Payable for Fund shares repurchased	130,591
Trustees’ fees payable	123,332
Investment management fee payable	110,932
Service and/or distribution fees payable	78,060
Accrued expenses	130,120
Total Liabilities	10,927,642
Total Net Assets	$211,299,433

Net Assets:
Par value (Note 7)	$50
Paid-in capital in excess of par value	209,975,899
Undistributed net investment income	116,064
Accumulated net realized loss on investments and foreign currency transactions	(20,615)
Net unrealized appreciation on investments and foreign currencies	1,228,035
Total Net Assets	$211,299,433

See Notes to Financial Statements.

ClearBridge International Growth Fund 2017 Annual Report	17

Statement of assets and liabilities (cont’d)

October 31, 2017

Net Assets:
Class A	$35,981,321
Class C	$82,265,219
Class FI	$12,709,941
Class R	$1,894,793
Class I	$78,448,159

Shares Outstanding:
Class A	854,481
Class C	2,077,758
Class FI	289,548
Class R	44,426
Class I	1,725,058

Net Asset Value:
Class A (and redemption price)	$42.11
Class C*	$39.59
Class FI (and redemption price)	$43.90
Class R (and redemption price)	$42.65
Class I (and redemption price)	$45.48
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$44.68

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18	ClearBridge International Growth Fund 2017 Annual Report

Statement of operations

For the Year Ended October 31, 2017

Investment Income:
Dividends	$2,594,888
Interest	12,207
Less: Foreign taxes withheld	(241,171)
Total Investment Income	2,365,924

Expenses:
Investment management fee (Note 2)	984,645
Service and/or distribution fees (Notes 2 and 5)	785,044
Transfer agent fees (Note 5)	170,946
Registration fees	72,967
Custody fees	38,547
Audit and tax fees	37,315
Shareholder reports	30,452
Legal fees	28,321
Fund accounting fees	27,667
Trustees’ fees	19,226
Insurance	2,497
Fees recaptured by investment manager (Note 2)	2,068
Interest expense	522
Miscellaneous expenses	5,954
Total Expenses	2,206,171
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(154,634)
Net Expenses	2,051,537
Net Investment Income	314,387

Realized and Unrealized Gain on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	37,670,217
Foreign currency transactions	10,892
Net Realized Gain	37,681,109
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	1,940,959
Foreign currencies	37,363
Change in Net Unrealized Appreciation (Depreciation)	1,978,322
Net Gain on Investments and Foreign Currency Transactions	39,659,431
Increase in Net Assets From Operations	$39,973,818

See Notes to Financial Statements.

ClearBridge International Growth Fund 2017 Annual Report	19

Statements of changes in net assets

For the Years Ended October 31,	2017	2016

Operations:
Net investment income	$314,387	$194,430
Net realized gain	37,681,109	13,394,644
Change in net unrealized appreciation (depreciation)	1,978,322	(18,183,265)
Increase (Decrease) in Net Assets From Operations	39,973,818	(4,594,191)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(240,005)	—
Decrease in Net Assets From Distributions to Shareholders	(240,005)	—

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	82,178,809	26,540,261
Reinvestment of distributions	195,360	—
Cost of shares repurchased	(30,423,561)	(36,319,677)
Increase (Decrease) in Net Assets From Fund Share Transactions	51,950,608	(9,779,416)
Increase (Decrease) in Net Assets	91,684,421	(14,373,607)

Net Assets:
Beginning of year	119,615,012	133,988,619
End of year*	$211,299,433	$119,615,012
*Includes undistributed net investment income and accumulated net investment loss, respectively, of:	$116,064	$(45,057)

See Notes to Financial Statements.

20	ClearBridge International Growth Fund 2017 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$31.85	$32.80	$32.60	$28.95	$22.81

Income (loss) from operations:
Net investment income	0.19	0.23	0.14	0.05	0.12
Net realized and unrealized gain (loss)	10.20	(1.18)	0.06	3.60	6.02
Total income (loss) from operations	10.39	(0.95)	0.20	3.65	6.14

Less distributions from:
Net investment income	(0.13)	—	—	—	—
Total distributions	(0.13)	—	—	—	—

Net asset value, end of year	$42.11	$31.85	$32.80	$32.60	$28.95
Total return[2]	32.75%	(2.90)%	0.61%[3]	12.61%	26.92%

Net assets, end of year (000s)	$35,981	$18,467	$10,477	$10,021	$8,596

Ratios to average net assets:
Gross expenses	1.22%	1.30%	1.19%[4]	1.29%	1.33%
Net expenses[5,6]	1.15	1.15	1.15 [4]	1.15	1.15
Net investment income	0.52	0.74	0.42	0.16	0.46

Portfolio turnover rate	176%	89%	39%	45%	43%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.12% for the year ended October 31, 2015. The total return also includes the refund of withholding taxes on dividends, plus interest, previously paid by the Fund. Without this refund, the total return would have been 0.25% for the year ended October 31, 2015. In the aggregate, without these two items, the total return would have been -0.25% for the year ended October 31, 2015.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge International Growth Fund 2017 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$30.05	$31.18	$31.22	$27.93	$22.17

Income (loss) from operations:
Net investment loss	(0.07)	(0.06)	(0.11)	(0.17)	(0.07)
Net realized and unrealized gain (loss)	9.61	(1.07)	0.07	3.46	5.83
Total income (loss) from operations	9.54	(1.13)	(0.04)	3.29	5.76

Net asset value, end of year	$39.59	$30.05	$31.18	$31.22	$27.93
Total return[2]	31.75%	(3.59)%	(0.16)%[3]	11.78%	25.98%

Net assets, end of year (000s)	$82,265	$68,697	$92,105	$104,110	$108,598

Ratios to average net assets:
Gross expenses	2.03%[4]	2.09%	2.00%	2.06%	2.07%
Net expenses[5,6]	1.90 [4]	1.90	1.90	1.90	1.90
Net investment loss	(0.20)	(0.19)	(0.36)	(0.58)	(0.30)

Portfolio turnover rate	176%	89%	39%	45%	43%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.67% for the year ended October 31, 2015. The total return also includes the refund of withholding taxes on dividends, plus interest, previously paid by the Fund. Without this refund, the total return would have been -0.51% for the year ended October 31, 2015. In the aggregate, without these two items, the total return would have been -1.06% for the year ended October 31, 2015.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	ClearBridge International Growth Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class FI Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$33.17	$34.16	$33.94	$30.15	$23.75

Income (loss) from operations:
Net investment income	0.21	0.18	0.16	0.05	0.12
Net realized and unrealized gain (loss)	10.62	(1.17)	0.06	3.74	6.28
Total income (loss) from operations	10.83	(0.99)	0.22	3.79	6.40

Less distributions from:
Net investment income	(0.10)	—	—	—	—
Total distributions	(0.10)	—	—	—	—

Net asset value, end of year	$43.90	$33.17	$34.16	$33.94	$30.15
Total return[2]	32.76%	(2.87)%	0.62%[3]	12.57%	26.95%

Net assets, end of year (000s)	$12,710	$7,126	$10,884	$11,157	$11,108

Ratios to average net assets:
Gross expenses	1.29%	1.33%[4]	1.27%[4]	1.39%	1.27%
Net expenses[5,6]	1.15	1.15 [4]	1.15 [4]	1.15	1.15
Net investment income	0.55	0.53	0.47	0.16	0.45

Portfolio turnover rate	176%	89%	39%	45%	43%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.00% for the year ended October 31, 2015. The total return also includes the refund of withholding taxes on dividends, plus interest, previously paid by the Fund. Without this refund, the total return would have been 0.09% for the year ended October 31, 2015. In the aggregate, without these two items, the total return would have been -0.56% for the year ended October 31, 2015.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge International Growth Fund 2017 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class R Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$32.30	$33.35	$33.23	$29.60	$23.37

Income (loss) from operations:
Net investment income (loss)	0.19	0.12	0.26	(0.01)	0.05
Net realized and unrealized gain (loss)	10.25	(1.17)	(0.14)	3.64	6.18
Total income (loss) from operations	10.44	(1.05)	0.12	3.63	6.23

Less distributions from:
Net investment income	(0.09)	—	—	—	—
Total distributions	(0.09)	—	—	—	—

Net asset value, end of year	$42.65	$32.30	$33.35	$33.23	$29.60
Total return[2]	32.43%	(3.12)%	0.33%[3]	12.26%	26.66%

Net assets, end of year (000s)	$1,895	$160	$121	$34	$690

Ratios to average net assets:
Gross expenses	1.59%	1.61%	1.52%[4]	1.83%	1.85%
Net expenses[5,6]	1.40	1.40	1.40 [4]	1.40	1.40
Net investment income (loss)	0.51	0.38	0.79	(0.04)	0.19

Portfolio turnover rate	176%	89%	39%	45%	43%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.18% for the year ended October 31, 2015. The total return also includes the refund of withholding taxes on dividends, plus interest, previously paid by the Fund. Without this refund, the total return would have been -0.03% for the year ended October 31, 2015. In the aggregate, without these two items, the total return would have been -0.18% for the year ended October 31, 2015.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	ClearBridge International Growth Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$34.37	$35.30	$35.00	$31.00	$24.36

Income (loss) from operations:
Net investment income	0.29	0.28	0.25	0.14	0.19
Net realized and unrealized gain (loss)	11.01	(1.21)	0.05	3.86	6.45
Total income (loss) from operations	11.30	(0.93)	0.30	4.00	6.64

Less distributions from:
Net investment income	(0.19)	—	—	—	—
Total distributions	(0.19)	—	—	—	—

Net asset value, end of year	$45.48	$34.37	$35.30	$35.00	$31.00
Total return[2]	33.07%	(2.63)%	0.86%[3]	12.90%	27.26%

Net assets, end of year (000s)	$78,448	$25,164	$20,402	$18,554	$17,777

Ratios to average net assets:
Gross expenses	0.98%	1.04%	0.96%[4]	1.02%	1.06%
Net expenses[5,6]	0.90	0.90	0.90 [4]	0.90	0.90
Net investment income	0.74	0.83	0.69	0.41	0.70

Portfolio turnover rate	176%	89%	39%	45%	43%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.37% for the year ended October 31, 2015. The total return also includes the refund of withholding taxes on dividends, plus interest, previously paid by the Fund. Without this refund, the total return would have been 0.49% for the year ended October 31, 2015. In the aggregate, without these two items, the total return would have been 0.00% for the year ended October 31, 2015.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge International Growth Fund 2017 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge International Growth Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

26	ClearBridge International Growth Fund 2017 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge International Growth Fund 2017 Annual Report	27

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Funds’ assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$4,982,217	$17,515,043	—	$22,497,260
Consumer staples	12,757,344	18,619,647	—	31,376,991
Energy	4,109,989	—	—	4,109,989
Financials	5,137,759	30,590,081	—	35,727,840
Health care	11,702,897	4,841,646	—	16,544,543
Industrials	10,121,947	26,181,034	—	36,302,981
Information technology	10,095,521	31,336,672	$406	41,432,599
Materials	3,546,181	9,253,699	—	12,799,880
Utilities	—	3,267,692	—	3,267,692
Preferred stocks	—	2,615,953	—	2,615,953
Total long-term investments	62,453,855	144,221,467	406	206,675,728
Short-term investments†	5,470,479	—	—	5,470,479
Total investments	$67,924,334	$144,221,467	$406	$212,146,207

†	See Schedule of Investments for additional detailed categorizations.

For the year ended October 31, 2017, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At October 31, 2017, securities valued at $144,221,467 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

28	ClearBridge International Growth Fund 2017 Annual Report

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

ClearBridge International Growth Fund 2017 Annual Report	29

Notes to financial statements (cont’d)

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Commission recapture. The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain (loss) on investment transactions. During the year ended October 31, 2017, the Fund did not receive any commission rebates.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$133,101,458	$(133,101,458)
(b)	$86,739	(86,739)	—

(a)	Reclassifications are due to the expiration of a capital loss carryfoward.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of passive foreign investment companies.

2. Investment advisory and management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with ClearBridge, LLC (“ClearBridge”). Pursuant to the agreement, ClearBridge provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates based on the Fund’s average daily net assets. Western Asset Management Company (“Western Asset”) manages the portion of the

30	ClearBridge International Growth Fund 2017 Annual Report

Fund’s cash and short-term instruments allocated to it. The following chart shows the annual advisory fee rates for the Fund:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.620
Over $10 billion	0.590

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as the sub-administrator to the Fund and provides certain administrative services to the Fund pursuant to a separate sub-administration agreement between ClearBridge and LMPFA. For LMPFA’s services to the Fund, ClearBridge (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. For Western Asset’s services to the Fund, ClearBridge (not the Fund) pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to them by ClearBridge. ClearBridge, LMPFA and Western Asset are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

As a result of expense limitation arrangements between the Fund and ClearBridge, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expenses on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class R and Class I shares did not exceed 1.15%, 1.90%, 1.15%, 1.40% and 0.90%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

During the year ended October 31, 2017, fees waived and/or expenses reimbursed amounted to $154,634.

ClearBridge is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which ClearBridge earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will ClearBridge recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at October 31, 2017, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by ClearBridge and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class I
Expires October, 31, 2018	$4,511	$104,825	$16,238	$68	$10,981
Expires October, 31, 2019	21,759	144,740	12,871	304	32,098
Expires October, 31, 2020	17,558	89,951	12,074	2,108	30,162
Total fee waivers/expense reimbursements subject to recapture	$43,828	$339,516	$41,183	$2,480	$73,241

ClearBridge International Growth Fund 2017 Annual Report	31

Notes to financial statements (cont’d)

For the year ended October 31, 2017, ClearBridge recaptured $2,068 for Class C shares.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2017, LMIS and its affiliates retained sales charges of $18,416 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2017, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	—	$842

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$298,983,452
Sales	248,474,039

At October 31, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$211,019,348	$4,612,865	$(3,486,006)	$1,126,859

4. Derivative instruments and hedging activities

During the year ended October 31, 2017, the Fund did not invest in derivative instruments.

32	ClearBridge International Growth Fund 2017 Annual Report

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$59,046	†	$20,870
Class C	698,214	†	98,771
Class FI	22,358		13,311
Class R	5,426		2,298
Class I	—		35,696
Total	$785,044		$170,946

†

Amounts shown are exclusive of expense reimbursements. For the year ended October 31, 2017, the service and/or distribution fees reimbursed amounted to $1 and $2,780 for Class A and Class C shares, respectively.

For the year ended October 31, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$17,559
Class C	92,731
Class FI	12,074
Class R	2,108
Class I	30,162
Total	$154,634

6. Distributions to shareholders by class

	Year Ended October 31, 2017	Year Ended October 31, 2016
Net Investment Income:
Class A	$74,129	—
Class C	—	—
Class FI	20,915	—
Class R	694	—
Class I	144,267	—
Total	$240,005	—

7. Shares of beneficial interest

At October 31, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same

ClearBridge International Growth Fund 2017 Annual Report	33

Notes to financial statements (cont’d)

rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	416,321	$15,730,761	319,118	$9,843,693
Shares issued on reinvestment	2,096	65,432	—	—
Shares repurchased	(143,693)	(5,055,536)	(58,767)	(1,856,256)
Net increase	274,724	$10,740,657	260,351	$7,987,437

Class C
Shares sold	238,922	$8,969,088	73,303	$2,216,189
Shares repurchased	(446,920)	(14,709,885)	(741,953)	(21,958,447)
Net decrease	(207,998)	$(5,740,797)	(668,650)	$(19,742,258)

Class FI
Shares sold	121,456	$4,721,765	34,988	$1,151,990
Shares issued on reinvestment	641	20,881	—	—
Shares repurchased	(47,364)	(1,739,414)	(138,824)	(4,694,659)
Net increase (decrease)	74,733	$3,003,232	(103,836)	$(3,542,669)

Class R
Shares sold	45,074	$1,596,765	2,150	$70,060
Shares issued on reinvestment	16	506	—	—
Shares repurchased	(5,631)	(214,111)	(809)	(26,181)
Net increase	39,459	$1,383,160	1,341	$43,879

Class I
Shares sold	1,215,298	$51,160,430	383,356	$13,258,329
Shares issued on reinvestment	3,226	108,541	—	—
Shares repurchased	(225,661)	(8,704,615)	(229,090)	(7,784,134)
Net increase	992,863	$42,564,356	154,266	$5,474,195

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$240,005	—

34	ClearBridge International Growth Fund 2017 Annual Report

As of October 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$239,460
Other book/tax temporary differences(a)	(67,584)
Unrealized appreciation (depreciation)(b)	1,151,608
Total accumulated earnings (losses) — net	$1,323,484

During the taxable year ended October 31, 2017, the Fund utilized $ 37,603,032 of its capital loss carryforward available from prior years.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses and unrealized gain/loss on foreign currency contracts.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

ClearBridge International Growth Fund 2017 Annual Report	35

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of the ClearBridge International Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ClearBridge International Growth Fund (the “Fund”), a series of Legg Mason Global Asset Management Trust, as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 15, 2017

36	ClearBridge International Growth Fund 2017 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge International Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Senior Advisor, Phillips Auctioneer since 2015; Trustee of American Federation of Arts since 1998; formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

ClearBridge International Growth Fund	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school); formerly, Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp. (2003 to 2017)

38	ClearBridge International Growth Fund

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Rights Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (consumer outdoor recreation brands); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing)

ClearBridge International Growth Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	143
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

40	ClearBridge International Growth Fund

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

ClearBridge International Growth Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

42	ClearBridge International Growth Fund

Important tax information (unaudited)

Record date:	12/20/2016
Payable date:	12/21/2016
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	14.08%
Foreign source income	81.76%*
Foreign taxes paid per share	$0.117188

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

ClearBridge International Growth Fund	43

ClearBridge

International Growth Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager/adviser

ClearBridge, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge International Growth Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

ClearBridge International Growth Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge International Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at
1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-222/A 12/17 SR17-3225

TEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2016 and October 31, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $164,788 in October 31, 2016 and $248,670 in October 31, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2016 and $20,000 in October 31, 2017.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $81,401 in October 31, 2016 and $139,757 in October 31, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $2,369 in October 31, 2016 and $0 in October 31, 2017, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2016 and October 31, 2017; Tax Fees were 100% and 100% for October 31, 2016 and October 31, 2017; and Other Fees were 100% and 100% for October 31, 2016 and October 31, 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $217,714 in October 31, 2016 and $160,000 in October 31, 2017.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 22, 2017